[Exhibit 99.1 to Form 8-K]
                                    [Exhibit 5.3 to Registration Statement]

             [Letterhead of Piper Marbury Rudnick & Wolfe LLP]

6225 Smith Avenue
Baltimore, Maryland 21209-3600
www.piperrudnick.com

PHONE  (410) 580-3000
FAX    (410) 580-3001


                              January 17, 2002



THE ROUSE COMPANY
10275 Little Patuxent Parkway
Columbia, Maryland 21044

     Re:  Registration Statement on Form S-3
          ----------------------------------

Ladies and Gentlemen:

     We have served as special Maryland counsel to The Rouse Company, a Maryland corporation (the "Company"), in connection with the issuance and sale of up to 16,675,000 shares of common stock, par value $0.01 per share (the "Shares"), pursuant to a prospectus supplement dated January 16, 2002 to the prospectus dated December 2, 1998 (collectively, the "Prospectus") included in the Company's Registration Statement on Form S-3 (File No. 333-67137), as amended (the "Registration Statement"), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This opinion is being provided at your request in connection with the filing of a Current Report on Form 8-K with respect to the issuance and sale of the Shares.

     In rendering the opinion expressed herein, we have reviewed originals or copies, certified or otherwise identified to our satisfaction, of the following documents:

          (a) The Registration Statement.

          (b) The Prospectus Supplement.

          (c) The Charter of the Company, certified as of a recent date by the Department of Assessments and Taxation of the State of Maryland.

          (d) The By-Laws of the Company, as amended and restated and in effect on the date hereof.

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          (e) The proceedings of the Board of Directors of the Company or a committee thereof relating to the authorization and issuance of the Shares.

          (f) A Certificate of the Secretary of the Company (the
     "Certificate"), dated the date hereof, as to certain factual matters.

          (g) Such other statutes, certificates, instruments, and documents as we have deemed necessary to the issuance of this opinion.

     In our examination of the aforesaid documents, we have assumed, without independent investigation, the genuineness of all signatures, the legal capacity of all individuals who have executed any of the aforesaid documents, the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as copies (and the authenticity of the originals of such copies), and the accuracy and completeness of all public records reviewed by us. In making our examination of documents executed by parties other than the Company, we have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder, and we have also assumed the due authorization by all requisite action, corporate or other, and the valid execution and delivery by such parties of such documents and the validity, binding effect and enforceability thereof with respect to such parties. As to any facts material to this opinion, we have relied solely upon the Certificate.

     Based upon the foregoing, having regard for such legal considerations as we deem relevant, and limited in all respects to applicable Maryland law, we are of the opinion and advise you that the Shares have been duly authorized and, when issued, sold and delivered as authorized by the Board of Directors of the Company, will be validly issued, fully paid and non-assessable.

     The opinion set forth herein is limited to matters governed by the laws of the State of Maryland and no other opinion should be inferred beyond the matters expressly stated. We hereby consent to the filing of this opinion as an exhibit to the Company's Current Report on Form 8-K and its incorporation by reference into the Registration Statement. We consent to the reference to our firm under the heading "Legal Matters" in the Prospectus. This opinion may not be relied on by any other person or in any other connection without our prior written approval.

                                      Very truly yours,



                                      /s/ Piper Marbury Rudnick & Wolfe LLP